Exhibit 99.1

Optical Cable Corporation (OCC®)

Annual Meeting of Shareholders

Neil Wilkin, President & CEO

March 26, 2013

Green Ridge Recreation Center Roanoke, Virginia

OCC

OPTICAL CABLE CORPORATION

Forward Looking Information

This presentation may contain “forward looking statements” that involve risks and uncertainties. These statements reflect management’s current expectations about possible future events and performance. Actual future results may differ materially due to a number of factors, including but not limited to, those factors set forth in detail in the “forward looking information” of our most recent annual report on Form 10-K and quarterly reports on Form 10-Q and in our other SEC reports—all such factors are incorporated herein by reference. These factors may be revised or supplemented in future reports filed with the SEC.

OCC

OPTICAL CABLE CORPORATION

Agenda

• Accomplishments during fiscal 2012

• Strategic Vision and Market Agility

• Creating and Increasing Shareholder Value

• Looking Forward to fiscal 2013

• New at OCC!

• Q&A

OCC

OPTICAL CABLE CORPORATION

Accomplishments during

Fiscal 2012

OCC

OPTICAL CABLE CORPORATION

FY 2012 Financial Accomplishments

• Outstanding Growth and Results Achieved in fiscal 2012

– Despite industry and macroeconomic challenges

• Record High Net Sales – 3rd year in a row!

• Net Sales UP 13.9% to $83.5 million

OCC

OPTICAL CABLE CORPORATION

FY 2012 Financial Accomplishments (cont’d)

• Increased Gross Profit 20.0% to $31.6 million, with gross profit margin of 37.8%

• Increased Profitability with EPS of 43 cents—almost 4 times EPS from FY 2011

OCC®

OPTICAL CABLE CORPORATION

FY 2012 Financial Accomplishments (cont’d)

• Strong Operating Cash Flow of $2.0 million

– Continuing track record of generating annual positive operating cash flow since 2001 (excluding $58,000 used in 2006)

• Increased Cash Dividends

– Declared quarterly cash dividends of 6 cents per share in fiscal year 2012

– 50% increase in annual dividend rate

OCC®

OPTICAL CABLE CORPORATION

FY 2012 Financial Accomplishments (cont’d)

• Increased Capital Returned to Shareholders through Share Repurchases

– Returned $1.2 million to shareholders by purchasing and retiring 267,000 shares

OCC®

OPTICAL CABLE CORPORATION

Our Accomplishments Benefited Shareholders

• OCC shareholders earned a 17.5% return on OCC common stock during fiscal year 2012

– Stock appreciation plus dividends paid (October 31, 2011 to October 31, 2012)

• OCC’s return outpaced the Russell 2000® index, the S&P 500 index, and the Dow Jones Industrial Average

OCC®

OPTICAL CABLE CORPORATION

Strategic Vision and

Market Agility

OCC®

OPTICAL CABLE CORPORATION

Strategic Vision and Market Agility

• Success in fiscal 2012 was not a result of a single year’s efforts

• Our results in fiscal 2012 were made possible by OCC’s Strategic Vision and Market Agility

OCC

OPTICAL CABLE CORPORATION

Strategic Vision and Market Agility (cont’d)

• Continued Execution of Strategy in fiscal 2012

– Focus on providing customer solutions

– Product innovation

– Product line expansion

• Exceptional Market Agility – sales, business development and engineering teams identifying new customers and opportunities and providing customers with better solutions

OCC

OPTICAL CABLE CORPORATION

Strategic Vision and Market Agility

• Success in future will be based on momentum from multi-year efforts and continued successful execution of OCC’s strategies

OCC

OPTICAL CABLE CORPORATION

Creating and Increasing

Shareholder Value

OCC

OPTICAL CABLE CORPORATION

Creating and Increasing Shareholder Value

• 17.5% Total Shareholder Return during fiscal 2012

• OCC Return Beating Major Indexes during fiscal 2012, and favorably competing through current month and over longer periods

OCC

OPTICAL CABLE CORPORATION

Comparison of Total Shareholder Return of OCC,

Russell 2000 Index, DJIA, and S&P 500

1, 3 & 5 Year as of October 31, 2012

TSR

20.00%

15.00%

10.00%

5.00%

0.00%

-5.00%

1 Year

3 Year

5 Year

OCC

Russell

DJIA

S&P 500

OCC®

OPTICAL CABLE CORPORATION

Comparison of Cumulative Return of OCC,

Russell 2000 Index, DJIA, and S&P 500

November 1, 2010 to October 31, 2012

(Assumes Initial Investment of $100, including OCC dividends)

OCC

Russell

DJIA

S&P 500

Value ($)

210.00 190.00 170.00 150.00 130.00 110.00 90.00 70.00

Nov-10

Dec-10

Jan-11

Feb-11

Mar-11

Apr-11

May-11

Jun-11

Jul-11

Aug-11

Sep-11

Oct-11

Nov-11

Dec-11

Jan-12

Feb-12

Mar-12

Apr-12

May-12

Jun-12

Jul-12

Aug-12

Sep-12

Oct-12

OCC®

OPTICAL CABLE CORPORATION

Comparison of Cumulative Return of OCC,

Russell 2000 Index, DJIA, and S&P 500

October 31, 2002 - March 15, 2013

(Assumes Initial Investment of $100, including OCC dividends)

Value ($)

$450.00 $400.00 $350.00 $300.00 $250.00 $200.00 $150.00 $100.00 $50.00 $-

Russell

OCC

DJIA

S&P 500

Oct-02

Jan-03

Apr-03

Jul-03

Oct-03

Jan-04

Apr-04

Jul-04

Oct-04

Jan-05

Apr-05

Jul-05

Oct-05

Jan-06

Apr-06

Jul-06

Oct-06

Jan-07

Apr-07

Jul-07

Oct-07

Jan-08

Apr-08

Jul-08

Oct-08

Jan-09

Apr-09

Jul-09

Oct-09

Jan-10

Apr-10

Jul-10

Oct-10

Jan-11

Apr-11

Jul-11

Oct-11

Jan-12

Apr-12

Jul-12

Oct-12

Jan-13

Month Ended

OCC®

OPTICAL CABLE CORPORATION

Increasing Regular Dividends

• Cash Dividends to Shareholders — 6 cents per share declared in FY 2012, $831,000 declared and paid to shareholders since dividend initiated in October 2010

• Increased Dividend 33% — Board increased dividend in December 2012 with implied annual rate of 8 cents per share (or 2.0% yield as of Monday’s close)

OCC®

OPTICAL CABLE CORPORATION

Annual Dividend Rate per Share

FY 2011 – FY 2013

(2013 is Implied Annual Rate)

Rate in $

0.09

0.08

0.07

0.06

0.05

0.04

0.03

0.02

0.01

0

2011 2012 2013

OCC®

OPTICAL CABLE CORPORATION

Total Dividends Declared

FY 2010 – FY 2012

$450,000

$400,000

$350,000

$300,000

$250,000

$200,000

$150,000

$100,000

$50,000

$-

2010 2011 2012

OCC®

OPTICAL CABLE CORPORATION

Repurchasing and Retiring Shares

• During fiscal 2012, completed plan to purchase and retire 200,000 shares AND initiated new plan to acquire 320,000 shares

• OCC has 123,500 shares remaining to be repurchased and retired under the new plan

OCC®

OPTICAL CABLE CORPORATION

Shares Repurchased

FY 2009- FY 2012

Quantity of Shares Repurchased

300,000 250,000 200,000 150,000 100,000 50,000 0

2009

2010

2011

2012

$1,400,000

$1,200,000

$1,000,000

$800,000

$600,000

$400,000

$200,000

$-

Total Cost of Repurchases (including brokerage fees)

Quantity

Total Cost

OCC®

OPTICAL CABLE CORPORATION

Value Relative to Share Price

• OCC Shares Trading (as of Monday’s Close) at a 17.5% discount to Net Book Value per share

– $4.86 per share NBV at January 31, 2013 (NBV attributable to OCC)

• OCC Shares Trading at a 4.3% discount to Net Working Capital per share

– $4.19 per share NWC at January 31, 2013

OCC®

OPTICAL CABLE CORPORATION

Looking Forward to 2013

OCC®

OPTICAL CABLE CORPORATION

Q1 2013 Results

• Net Sales of $17.3 million

– Same as Q1 2012

– 23.4% increase in International

– 9.1% decrease in USA

• Gross profit increased 6.1% to $6.5 million

(compared to Q1 2012)

• EPS of 2 cents per share (compared to 3 cents per share in Q1 2012)

OCC®

OPTICAL CABLE CORPORATION

Looking Forward to 2013

• Quarterly Results Can Be Volatile

• Best measure of OCC’s Success and Performance – Annual Results

OCC®

OPTICAL CABLE CORPORATION

Looking Forward to 2013

• OCC benefits from diversification

– Markets

– Customers

– Geographic

– Technology

OCC®

OPTICAL CABLE CORPORATION

Consolidated Net Sales—by Quarter (FY 2010 through FY 2012)

(in thousands $)

$24,000 $22,000 $20,000 $18,000 $16,000 $14,000 $12,000 $10,000

$17,713

$15,007

$17,334

$17,184

$15,256

$22,051

$22,004

$18,779

$18,775

$22,134

$19,667

$18,464

1

2

3

4

Quarter

2010 2011 2012

OCC®

OPTICAL CABLE CORPORATION

Fiscal 2013 and Beyond

• OCC’s significant Operating Leverage disproportionately increases bottom line results as we grow sales

• Execute existing strategy designed to grow sales, including product innovations and new product development

• Improve efficiencies and control costs

OCC®

OPTICAL CABLE CORPORATION

New at OCC®

OCC®

OPTICAL CABLE CORPORATION

New at OCC

MARS Accessories

OCC®

OPTICAL CABLE CORPORATION

New at OCC

MARS Cartridge System

OCC®

OPTICAL CABLE CORPORATION

New at OCC

Procyon™ – Fiber and Copper Solutions

OCC®

OPTICAL CABLE CORPORATION

New at OCC

HC-Series Cable

OCC®

OPTICAL CABLE CORPORATION

New at OCC

MHC™ II Connector Family

OCC®

OPTICAL CABLE CORPORATION

New at OCC

AutoDesk Building Information Modeling (BIM) Models

BIM CONTENT

OCC®

OPTICAL CABLE CORPORATION

OCC adds Building Information Modeling (BIM) to our portfolio of design tools

Being a premier manufacturer of innovative cabling and connectivity products, OCC is pleased to announce the addition of Building Information Modeling (BIM) to our portfolio of design tools available for IT professionals. BIM uses spatial models with integrated detailed product information to assist designers in creating three-dimensional, real-time, dynamic building models. By utilizing OCC’s models, designers can analyze a structure’s appearance, performance, constructability, and costs prior to actual construction, thus increasing productivity in building design and construction.

Features & Benefits:

OCC has created BIM content to provide precise product information that allows designers and constructors to utilize accurate representation of structured cabling components for specifying. OCC’s BIM content consists of models for:

• OCC Copper Patch Panels

• OCC Angled Copper Patch Panels

• OCC Fiber Enclosures

• OCC KMJ & UMJ Workstation Products

• OCC Procyon Data Center Cabinet

All OCC Models come complete with Content Guides and the ability to customize the components based on available options. For instance, the OCC Procyon Data Center Cabinet offers checkable options to customize each cabinet instead of having to load individual panels or frames to build the cabinet required.

OCC models are now available on our website and have recently been added to the AutoDesk Seek program that allows AutoCAD and AutoDesk Revit users to instantly search for OCC products. This also allows designers to easily and efficiently integrate precise manufacturer content into a building model without having to download models directly from the website to their desktop.

OCC’s BIM technology has also been created to be fully compliant with the pending BICSI BIM Standard, Document D009 – Building Information Modeling For Communication Infrastructure Systems. OCC is committed to providing convenient and relevant tools to our customer base. Over the next couple of months, look for OCC to continue expanding our line up of available BIM models.

OCC

OPTICAL CABLE CORPORATION

CORPORATE HEADQUARTERS

5290 Concourse Drive

Roanoke, VA 24019

USA

Phone: +1-540-265-0690

800-622-7711

Fax: +1-540-265-0724

Autodesk Seek

Autodesk Seek

occfiber.com

OCC®

OPTICAL CABLE CORPORATION

New at OCC

Online customer tools

• Division 27 Specification Builder

• Part Number Configurator

• Application Illustrations

DIVISION 27 SPEC BUILDER

OCC®

OPTICAL CABLE CORPORATION

OCC adds another feature to our online portfolio of sales tools

Writing project specifications can often times be one of the most monotonous, mind-numbing parts of architecture and project management. However, specifications are incredibly useful; they give written form to the requirements for a material, product, or service and ensure that a project has a successful outcome. Developing a specification document is key to providing contractors, estimators, inspectors, or others information easily and efficiently on a proposed project including bidding and construction requirements.

There are many tools currently available that can assist in organizing an orderly and comprehensive specification. MasterSpec, published by Architectural Computer Services (ARCOM) for the American Institute of Architects (AIA) is one of these tools. This project specification system assists architect, engineers, consultants (ACEs) and other design professionals create complete building and construction specifications.

In earlier years, MasterSpec included communications in the section for electrical requirements, typically known as Division 16. With the latest revision of MasterSpec, communications has been given its own space and now resides as Division 27. While this increase in the number of Divisions within MasterSpec can be seen as more comprehensive, many ACEs may be thinking this just means more work.

The good news is OCC is here to help. OCC has developed an online Division 27 Spec Builder and have made it available for registered users of the OCC website. Through a series of drop down menus and fill in the blanks, users can create, save, print, and edit professionally prepared documents; taking a lot of the tediousness out of writing their specification documents.

Features & Benefits:

• Available for Commercial or Residential installations

• Select only the sections needed for specific projects

• Customizable and editable through unique document titles

• Easy drop down menus for completion of each document

• Logged in users can access started documents at a later date by returning to the My Specifications tab

• Completed documents can be printed, saved to a PDF, or saved to a WORD document for further editing.

As we move more to a digital world, the OCC website has become increasingly more important to our day-to-day business. We recognize this and are making concerted effort to create integrated content to provide customers meaningful information to make educated buying decisions. The OCC Division 27 Specification Builder is just one more way OCC is working to serve our customers.

To view, visit http://occfiber.com/division27.

OCC®

OPTICAL CABLE CORPORATION

CORPORATE HEADQUARTERS

5290 Concourse Drive

Roanoke, VA 24019

USA

Phone: +1-540-265-0690

800-622-7711

Fax: +1-540-265-0724

occfiber.com

Questions

OCC®

OPTICAL CABLE CORPORATION

Optical Cable Corporation (OCC®)

Annual Meeting of Shareholders

Neil Wilkin, President & CEO

March 26, 2013

Green Ridge Recreation Center Roanoke, Virginia

OCC®

OPTICAL CABLE CORPORATION